SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES AND EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): November 10, 2014

AOXIN TIANLI GROUP, INC.
(Exact name of registrant as specified in its charter)

British Virgin Islands	001-34799	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite K, 12th Floor, Building A, Jiangjing Mansion
228 Yanjiang Ave., Jiangan District, Wuhan City
Hubei Province, China 430010
(Address of principal executive offices)

Registrant’s telephone number, including area code: (+86) 27 8274 0726

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

  This report relates to the press release relating to the registrant’s financial results for the quarter ended September 30, 2014 issued on November 12, 2014, filed as an exhibit hereto. A Form 8-K filed earlier on November 12, 2014 included a press release issued on November 10, 2014 announcing that a conference call would be held on November 13, 2014, but which did not include financial results for the quarter ended September 30, 2014. Both press releases have been filed as exhibits to this report.

Item 2.02 Results of Operations and Financial Condition

On November 12, 2014 we issued a press release announcing our financial results for the quarter ended September  30, 2014, a copy of which is attached hereto as Exhibit 99.2. We will host an earnings conference call and live webcast covering our first quarter 2014 financial results at 8:00 a.m. Eastern Time on Thursday, November 13, 2014, which is also 8:00 p.m. in Beijing on November 13, 2014. See Exhibit 99.2 for information concerning dial-in access or webcast access to the earnings conference call.

The information in this Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed as “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liability of such Section, nor shall it be deemed incorporated by reference in any filing by us under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

Item 7.01 Regulation FD Disclosure.

On November 10, 2014, we issued a press release announcing that we expected to announce our financial results for the quarter ended September 30, 2014 on November 12, 2014 and that we would conduct a conference call to discuss our financial results for the quarter ended September 30, 2014 on November 13, 2014. A copy of that press release is annexed as Exhibit 99.1 to this report.

On November 12, 2014 we issued a press release announcing our financial results for the quarter ended September  30, 2014, a copy of which is attached as Exhibit 99.2 to this report. We will host an earnings conference call and live webcast covering our first quarter 2014 financial results at 8:00 a.m. Eastern Time on Thursday, November 13, 2014, which is also 8:00 p.m. in Beijing on November 13, 2014. See Exhibit 99.2 for information concerning dial-in access or webcast access to the earnings conference call.

The information in this Form 8-K, including Exhibits 99.1 and  99.2 attached hereto, shall not be deemed as “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liability of such Section, nor shall it be deemed incorporated by reference in any filing by us under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1   Press release advising of conference call to discuss the financial results of Aoxin Tianli Group, Inc. for the quarter ended September 30, 2014.

99.2   Press release announcing the financial results of Aoxin Tianli Group, Inc. for the quarter ended September 30, 2014.

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this this report to be signed on its behalf by the undersigned thereunto duly authorized.

AOXIN TIANLI GROUP, INC.

By:	/s/ Ping Wang
Ping Wang
Chief Executive Officer

Dated: November 12, 2014